Exhibit 99.1
5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8800
Contact: Roland O. Burns
Sr. Vice President and Chief Financial Officer
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS
THIRD QUARTER 2006 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, November 2, 2006 - Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter and nine months ended September 30, 2006. During the third quarter of 2006, Comstock increased its ownership in Bois d'Arc Energy, Inc. ("Bois d'Arc Energy" NYSE: BDE) by acquiring additional common shares of Bois d'Arc Energy and as a result changed its method of accounting for its ownership in Bois d'Arc Energy to consolidation from the equity method. Comstock has applied consolidation accounting for its ownership in Bois d'Arc Energy retroactively as of January 1, 2006. The inclusion of Bois d'Arc Energy as a consolidated subsidiary had no impact on Comstock's reported net income for the current or prior periods. Pro forma results for the three and nine months ended September 30, 2005 assuming Bois d'Arc Energy was included as a consolidated subsidiary have been provided to facilitate comparison of the 2006 results to 2005 results in this press release.

Financial Results for the Three Months and Nine Months Ended September 30, 2006

Comstock reported net income of $17.0 million or 39¢ per diluted share for the three months ended September 30, 2006 as compared to net income of $14.1 million or 33¢ per diluted share in the same quarter of 2005. Results for the third quarter of 2006 include a $1.2 million unrealized gain on derivative financial instruments and results for the third quarter of 2005 include an unrealized loss on derivatives of $17.7 million. Without these items Comstock would have reported net income of $16.3 million or 37¢ per diluted share in the third quarter of 2006 and $25.6 million or 60¢ per diluted share for the third quarter of 2005. Oil and gas sales increased by 12% to $129.3 million in the three months ended September 30, 2006 as compared to pro forma consolidated sales of $115.1 million in the same period last year. Comstock generated $89.3 million in operating cash flow (before changes in working capital accounts) in 2006's third quarter, which represents a 6% increase over 2005's third quarter pro forma consolidated cash flow of $84.3 million. EBITDAX or earnings before interest, taxes, depreciation, depletion, amortization, exploration expense and other noncash expenses was $98.8 million in 2006's third quarter as compared to 2005's pro forma consolidated third quarter EBITDAX of $93.5 million.

For the nine months ended September 30, 2006, Comstock's oil and gas sales of $385.2 million increased $78 million or 25% from pro forma consolidated sales of $307.0 million for the same period last year. Net income for the nine months ended September 30, 2006 was $62.3 million, or $1.42 per diluted share, as compared to net income of $19.1 million or 47¢ per diluted share in 2005. Net income for the nine months ended September 30, 2006 includes a loss on the pending sale of the Company's Kentucky properties, unrealized gains on derivative financial instruments of $11.3 million and the impact of the new Texas business tax of $1.1 million. Without these items, Comstock would have reported net income of $61.1 million or $1.40 per diluted share. Excluding the one time adjustments to reflect Bois d'Arc's conversion to a corporation and its initial public offering and unrealized losses on derivatives, Comstock's net income for the nine months ended September 30, 2005 would have been $78.6 million, or $1.94 per diluted share. Operating cash flow (before changes in working capital accounts) generated by Comstock was $267.7 million for the first nine months of 2006 as compared to pro forma consolidated cash flow of $214.4 million for the same period in 2005. For the nine months ended September 30, 2006, EBITDAX was $293.7 million as compared to pro forma consolidated EBITDAX of $244.7 million for the same period in 2005.

Production in the third quarter of 2006 totaled 17.1 Bcf equivalent of natural gas ("Bcfe"), a 28% increase from 2005's third quarter pro forma consolidated production of 13.4 Bcfe. For the first nine months of 2006, production totaled 49.1 Bcfe, an increase of 19%, as compared to pro forma consolidated production in the same period of 2005 of 41.3 Bcfe.

The Company's realized natural gas price averaged $6.63 per Mcf in 2006's third quarter as compared to $8.41 per Mcf in 2005's third quarter. Realized oil prices in the third quarter of 2006 averaged $65.95 per barrel as compared to $56.63 per barrel for the third quarter of 2005. For the first nine months of 2006, Comstock's realized natural gas price averaged $7.13 per Mcf as compared to $7.16 per Mcf in the same period in 2005. For the first nine months of 2006, Comstock's realized oil price was $63.06 per barrel as compared to $50.65 per barrel in the third quarter of 2005.

Nine Months 2006 Drilling Results

Comstock also announced the results to date of its 2006 onshore drilling program. In the first nine months of 2006 Comstock drilled 76 wells (52.2 net). Seventy-four of the 76 wells drilled were successful, resulting in a drilling success rate of 97%.

During the first nine months of 2006, Comstock drilled 50 wells (38.9 net) in its East Texas and North Louisiana region. All of these wells were successful development wells. These wells have been tested at an average per well initial production rate of 1.4 Mmcfe per day. At September 30, 2006 Comstock had eight additional wells in this region that were being drilled. These wells are part of Comstock's 96 well Cotton Valley drilling program planned in this region for 2006. Comstock plans to have eight drilling rigs working in this region during the fourth quarter.

In South Texas, Comstock drilled seven successful wells (2.1 net) during the first nine months of 2006, which had an average per well initial production rate of 4.8 Mmcfe per day. Comstock drilled six wells (4.4 net) in its Mid Continent region, five of which (3.4 net) were successful and one (1.0 net) was a dry hole. Comstock drilled six wells (5.7 net) in its Laurel field in Mississippi. Four of these wells were tested at an average initial production rate of 193 barrels per day. Seven wells (1.1 net) were drilled in the San Juan Basin in New Mexico. Six wells (0.9 net) were successful, and one well (0.2 net) was a dry hole.

Bois d'Arc has also had successful results from its exploration focused offshore drilling program to date in 2006. Since the beginning of 2006, Bois d'Arc has drilled nine (7.7 net) successful wells out of a total of twelve (10.2 net) drilled for a 75% success rate. During the third quarter two of Bois d'Arc's largest 2006 discoveries began producing. The OCS-G 18054 #54 ST, which was drilled to test the "Sockeye" prospect at South Pelto 22, began producing at 17.0 Mmcfe per day in August 2006 and the OCS-G 24924 No. 1 ST drilled to test the "Steelhead" prospect at Ship Shoal block 111 began producing at 6.5 Mmcfe per day in September 2006.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes that the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Comstock Resources, Inc. is a growing independent energy company based in Frisco, Texas and is engaged in oil and gas acquisitions, exploration and development primarily in Texas, Louisiana and the Gulf of Mexico. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED OPERATING RESULTS
(In thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
		2005			2005
	2006	As Reported	Pro Forma(1)	2006	As Reported	Pro Forma(1)

Oil and gas sales	$129,251	$71,619	$115,053	$385,153	$209,970	$307,035
Operating expenses:
Oil and gas operating	26,904	10,803	19,146	78,220	36,869	54,494
Exploration	8,069	2,423	5,249	16,662	19,709	27,399
Depreciation, depletion and amortization	40,709	14,036	23,331	104,457	47,368	71,054
Impairment	1,389	3,400	3,400	2,235	3,400	3,400
Loss on disposal of assets	—	—	—	7,934	$—	89
General and administrative, net	7,370	3,058	4,942	22,738	11,015	15,437

Total operating expenses	84,441	33,720	56,068	232,246	118,361	171,873

Income from operations	44,810	37,899	58,985	152,907	91,609	135,162
Other income (expenses):
Other income	187	37	(13)	616	173	123
Interest income	258	242	221	724	1,449	407
Interest expense	(6,733)	(4,982)	(5,220)	(18,322)	(15,499)	(15,904)
Gain on sale of stock by Bois d'Arc	—	—	—	—	28,797	28,797
Gain (loss) on derivatives	1,180	(17,814)	(17,814)	10,608	(21,045)	(21,045)

Total other income (expenses)	(5,108)	(22,517)	(22,826)	(6,374)	(6,125)	(7,622)

Income before income taxes, minority interest
and equity in earnings of Bois d'Arc Energy	39,702	15,382	36,159	146,533	85,484	127,540
Provision for income taxes	(16,662)	(7,602)	(15,120)	(61,847)	(11,469)	(131,112)
Equity in earnings (loss) of Bois d'Arc
Energy	—	6,358	—	—	(54,867)	—
Minority interest in earnings of Bois d'Arc
Energy	(6,004)	—	(6,901)	(22,433)	—	22,720

Net income	$17,036	$14,138	$14,138	$62,253	$19,148	$19,148

Net income per share:
Basic	$0.40	$0.35	$0.35	$1.48	$0.50	$0.50
Diluted	$0.39	$0.33	$0.33	$1.42	$0.47	$0.47

Weighted average common and common stock
equivalent shares outstanding:
Basic	42,243	40,432	40,432	42,128	38,417	38,417
Diluted	43,553	42,380	42,380	43,505	40,516	40,516

(1) Pro forma amounts include Bois d'Arc Energy as a consolidated subsidiary.

COMSTOCK RESOURCES, INC.
CONSOLIDATED OPERATING RESULTS
(In thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
		2005			2005
	2006	As Reported	Pro Forma(1)	2006	As Reported	Pro Forma(1)
Cash flow from operations:
Net cash provided by operating activities	$98,236	$55,657	$92,243	$274,300	$155,254	$228,997
Excess tax benefit from stock based compensation	—	—	—	922	—	—
Increase (decrease) in accounts receivable	2,366	7,460	(5,990)	(10,774)	4,741	8,403
Increase (decrease) in other current assets	(10,560)	(1,663)	2,227	139	(1,659)	4,422
Decrease (increase) in accounts payable and
accrued expenses	(763)	(8,076)	(4,136)	3,153	(11,085)	(27,433)
Cash flow from operations	$89,279	$53,378	$84,344	$267,740	$147,251	$214,389

EBITDAX:
Net income	$17,036	$14,138	$14,138	$62,253	$19,148	$19,148
Interest expense	6,733	4,982	5,220	18,322	15,499	15,904
Income tax expense	16,662	7,602	15,120	61,847	11,469	131,112
Depreciation, depletion and amortization	40,709	14,036	23,331	104,457	47,368	71,054
Exploration expense	8,069	2,423	5,249	16,662	19,709	27,399
Other non-cash items:
Impairment	1,389	3,400	3,400	2,235	3,400	3,400
Loss on disposal of assets	—	—	—	7,934	—	89
Equity in earnings (loss) of Bois d'Arc Energy	—	(6,358)	—	—	54,867	—
Minority interests in earnings of Bois d'Arc Energy	6,004	—	6,901	22,433	—	(22,720)
Gain on sale of stock by Bois d'Arc Energy	—	—	—	—	(28,797)	(28,797)
Stock-based compensation	3,342	1,017	2,438	8,912	4,195	7,192
Unrealized (gain) loss on derivatives	(1,180)	17,674	17,674	(11,311)	20,905	20,905
EBITDAX	$98,764	$58,914	$93,471	$293,744	$167,763	$244,686

	As of September 30,
		2005
	2006	As Reported	Pro Forma(1)
Balance Sheet Data:
Cash and cash equivalents	$27,084	$1,847	$4,905
Other current assets	78,089	38,911	64,828
Property and equipment, net	1,676,234	695,430	1,300,664
Investment in Bois d'Arc Energy	—	247,128	—
Other	11,477	5,071	5,955
Total assets	$1,792,884	$988,387	$1,376,352

Current liabilities	$122,899	$70,846	$125,610
Long-term debt	455,000	282,000	306,000
Deferred income taxes	305,062	95,265	213,157
Asset retirement obligation	44,327	2,769	33,909
Other	—	4,245	4,245
Minority interest in Bois d'Arc Energy	212,683	—	160,169
Stockholders' equity	652,913	533,262	533,262
Total liabilities and stockholders' equity	$1,792,884	$988,387	$1,376,352

(1) Pro forma amounts include Bois d'Arc Energy as a consolidated subsidiary.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
($ In thousands, except per unit amounts)

	For the Three Months Ended September 30, 2006			For the Three Months Ended September 30, 2005
		Bois d'Arc			Bois d'Arc	Pro Forma
	Onshore(1)	Energy	Total	Onshore(1)	Energy	Total(2)
Oil production (thousand barrels)	231	370	601	208	245	453
Gas production (million cubic
feet - Mmcf	7,409	6,106	13,515	7,328	3,306	10,634
Total production (Mmcfe)	8,792	8,328	17,120	8,575	4,775	13,350

Oil sales	$13,696	$25,935	$39,631	$10,960	$14,683	$25,643
Gas sales	48,559	41,061	89,620	60,659	28,751	89,410
Total oil and gas sales	$62,255	$66,996	$129,251	$71,619	$43,434	$115,053

Average oil price (per barrel)	$59.42	$70.01	$65.95	$52.71	$59.96	$56.63
Average gas price (per thousand
cubic feet - Mcf)	$6.55	$6.72	$6.63	$8.28	$8.70	$8.41
Average price (per Mcf equivalent)	$7.08	$8.04	$7.75	$8.35	$9.10	$8.62
Lifting cost	$13,365	$13,538	$26,903	$10,803	$8,343	$19,146
Lifting cost (per Mcf equivalent)	$1.52	$1.63	$1.57	$1.26	$1.75	$1.43
Oil and Gas Capital Expenditures	$120,656	$77,500	$198,156	$47,714	$53,364	$101,078

	For the Nine Months Ended September 30, 2006			For the Nine Months Ended September 30, 2005
		Bois d'Arc			Bois d'Arc	Pro Forma
	Onshore(1)	Energy	Total	Onshore(1)	Energy	Total(2)
Oil production (thousand barrels)	696	1,033	1,729	501	956	1,457
Gas production (million cubic
feet - Mmcf	22,327	16,388	38,715	20,874	11,718	32,592
Total production (Mmcfe)	26,501	22,587	49,088	23,881	17,457	41,338

Oil sales	$39,808	$69,215	$109,023	$24,534	$49,294	$73,828
Gas sales	156,909	119,221	276,130	146,906	86,301	233,207
Total oil and gas sales	$196,717	$188,436	$385,153	$171,440	$135,595	$307,035

Average oil price (per barrel)	$57.22	$67.00	$63.06	$48.96	$51.54	$50.65
Average gas price (per thousand
cubic feet - Mcf)	$7.03	$7.27	$7.13	$7.04	$7.36	$7.16
Average price (per Mcf equivalent)	$7.42	$8.34	$7.85	$7.18	$7.77	$7.43
Lifting cost	$40,420	$37,799	$78,219	$30,170	$24,324	$54,494
Lifting cost (per Mcf equivalent)	$1.53	$1.67	$1.59	$1.26	$1.39	$1.32
Oil and Gas Capital Expenditures	$212,938	$191,798	$404,736	$296,398	$123,723	$420,121

(1) Includes the onshore results of operations of Comstock Resources, Inc.
(2) Pro forma amounts include Bois d'Arc Energy as a consolidated subsidiary.

COMSTOCK RESOURCES, INC.
REGIONAL ONSHORE OPERATING RESULTS
($ In thousands, except per unit amounts)

	For the Three Months ended September 30, 2006				For the Three Months Ended September 30, 2005
	East Texas/				East Texas/
	North	South		Total	North	South		Total
	Louisiana	Texas	Other	Onshore	Louisiana	Texas	Other	Onshore
Oil production (thousand barrels)	29	51	151	231	23	50	135	208
Gas production (million cubic feet - Mmcf)	4,507	2,065	837	7,409	3,930	2,412	986	7,328
Total production (Mmcfe)	4,679	2,371	1,742	8,792	4,069	2,711	1,795	8,575

Oil sales	$1,906	$3,498	$8,292	$13,696	$1,230	$3,683	$6,047	$10,960
Gas sales	28,737	14,625	5,197	48,559	32,226	20,557	7,876	60,659
Total oil and gas sales	$30,643	$18,123	$13,489	$62,255	$33,456	$24,240	$13,923	$71,619

Average oil price (per barrel)	$65.72	$68.59	$54.91	$59.42	$53.48	$73.66	$44.79	$52.71
Average gas price (per thousand
cubic feet - Mcf)	$6.38	$7.08	$6.21	$6.55	$8.20	$8.52	$7.99	$8.28
Average price (per Mcf equivalent)	$6.55	$7.64	$7.74	$7.08	$8.22	$8.94	$7.76	$8.35
Lifting cost(1)	$5,568	$3,437	$4,360	$13,365	$3,061	$2,919	$4,822	$10,803
Lifting cost (per Mcf equivalent)	$1.19	$1.45	$2.50	$1.52	$0.75	$1.08	$2.69	$1.26

Oil and Gas Capital Expenditures:
Acquisitions	$—	$67,263	$—	$67,263	$10,157	$—	$—	$10,157
Leasehold costs	259	882	689	1,830	347	399	295	1,041
Exploratory drilling	—	—	—	—	—	1,832	43	1,875
Development drilling	39,066	6,296	732	46,094	24,735	1,615	4,364	30,714
Other development	3,149	353	1,967	5,469	1,806	162	1,959	3,927
Total	$42,474	$74,794	$3,388	$120,656	$37,045	$4,008	$6,661	$47,714

(1) Includes production taxes of $2,487 and $2,575 for the three months ended September 30, 2006 and 2005, respectively.

	For the Nine Months ended September 30, 2006				For the Nine Months Ended September 30, 2005
	East Texas/				East Texas/
	North	South		Total	North	South		Total
	Louisiana	Texas	Other	Onshore	Louisiana	Texas	Other	Onshore
Oil production (thousand barrels)	89	164	443	696	63	178	260	501
Gas production (million cubic feet - Mmcf)	13,075	6,728	2,524	22,327	9,854	8,147	2,873	20,874
Total production (Mmcfe)	13,609	7,715	5,177	26,501	10,232	9,215	4,434	23,881

Oil sales	$5,637	$10,785	$23,386	$39,808	$3,183	$9,395	$11,956	$24,534
Gas sales	89,802	50,415	16,692	156,909	69,173	57,965	19,768	146,906
Total oil and gas sales	$95,439	$61,200	$40,078	$196,717	$72,356	$67,360	$31,724	$171,440

Average oil price (per barrel)	$63.34	$65.76	$52.79	$57.22	$50.52	$52.78	$45.98	$48.96
Average gas price (per thousand
cubic feet - Mcf)	$6.87	$7.49	$6.21	$7.03	$7.02	$7.11	$6.88	$7.04
Average price (per Mcf equivalent)	$7.01	$7.93	$7.74	$7.42	$7.07	$7.31	$7.15	$7.18
Lifting cost(2)	$17,229	$10,770	$12,421	$40,420	$11,700	$9,892	$8,578	$30,170
Lifting cost (per Mcf equivalent)	$1.27	$1.40	$2.40	$1.53	$1.14	$1.07	$1.93	$1.26

Oil and Gas Capital Expenditures:
Acquisitions	$912	$67,263	$—	$68,175	$128,397	$—	$73,334	$201,731
Leasehold costs	493	1,067	1,823	3,383	612	969	1,107	2,688
Exploratory drilling	—	75	—	75	—	14,913	276	15,189
Development drilling	91,525	11,903	20,488	123,916	52,056	6,814	7,234	66,104
Other development	11,320	996	5,073	17,389	6,911	1,143	2,632	10,686
Total	$104,250	$81,304	$27,384	$212,938	$187,976	$23,839	$84,583	$296,398

(2) Includes production taxes of $8,793 and $7,448 for the nine months ended September 30, 2006 and 2005, respectively.